Fees Summary	Sep. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,313,957.41
Previously Paid Amount	1,407.85
Total Fee Amount	2,255.93
Total Offset Amount	0.00
Net Fee	$ 848.08